S-4 Consents

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of Precision Auto Care, Inc. included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.

Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, with respect to the financial statements of WE JAC Corporation, included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997 with respect to the financial statements of Miracle Industries, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997 with respect to the financial statements of Lube Ventures, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP

                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997 with respect to the financial statements of Prema Properties, Ltd., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 21, 1997 with respect to the financial statements of Miracle Partners, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997 with respect to the financial statements of Rocky Mountain Ventures, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 7, 1997 with respect to the financial statements of Rocky Mountain Ventures II, Inc., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 28, 1997 with respect to the financial statements of Ralston Car Wash, Ltd., included in the Proxy Statement of Precision Auto Care, Inc. that is made a part of the Registration Statement (Form S-4 dated on or about August 27, 1997) and Prospectus of Precision Auto Care, Inc. for the registration of 2,780,695 shares of its common stock.


Vienna, Virginia
August 27, 1997                                           /s/ Ernst & Young LLP